UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

GORES HOLDINGS V, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39429	85-1653565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd.	90212
Beverly Hills, CA	(Zip Code)
(Address of principal executive offices)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	GRSV	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one-fifth of one Warrant	GRSVU	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GRSVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 8, 2021, Gores Holdings V, Inc. (the “Company”) issued a press release announcing that the Company has filed a definitive proxy statement with the SEC in connection with the previously announced proposed business combination with a subsidiary of Ardagh Metal Packaging S.A. (“AMP”) and encouraging the Company’s stockholders to submit their vote in favor of the proposed business combination and the other matters to be voted upon at the Company’s Special Meeting in Lieu of the Company’s 2021 Annual Meeting of Stockholders (the “Special Meeting”) in advance of the Special Meeting. In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.cstproxy.com/goresholdingsv/sm2021, on August 3, 2021 at 9:00 a.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, (i) AMP filed the Registration Statement which the SEC has declared effective and (ii) the Company filed the definitive proxy statement and will mail the definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement contains important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of the Company are urged to read the definitive proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the Company, AMP and the proposed business combination. Company investors and securityholders are able to obtain free copies of the Registration Statement and the definitive proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company, Ardagh and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, and information about Ardagh’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the definitive proxy statement regarding the proposed business combination when it becomes available. Company stockholders and other interested persons may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services or products offered by Ardagh or AMP and the markets in which Ardagh or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and the Company’s Ardagh’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s or Ardagh’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the Company’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders; (iv) the effect of the announcement or pendency of the proposed business combination on Ardagh’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Ardagh or AMP and potential difficulties in Ardagh or AMP employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against the Company or Ardagh related to the proposed business combination; (vii) the ability to maintain, prior to the closing of the proposed business combination, the listing of the Company’s securities on the NASDAQ, and, following the closing of the proposed business combination, AMP’s shares on the NYSE; (viii) the price of the Company’s securities prior to the closing of the proposed business combination, and AMP’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the definitive proxy statement, including those under “Risk Factors” therein, and other documents filed by the Company, Ardagh or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, Ardagh and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, Ardagh or AMP gives any assurance that either the Company or AMP will achieve its expectations.

Disclaimer

This Current Report relates to the proposed business combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated July 8, 2021.

104	Cover Page Interactive File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings V, Inc.

Date: July 8, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary